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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): June 18, 2003
                                                           -------------


                             R. G. BARRY CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Ohio                          1-8769                       31-4362899
---------------               ----------------               ------------------
(State or other               (Commission File                 (IRS Employer
jurisdiction of                    Number)                   Identification No.)
incorporation)

               13405 Yarmouth Road N.W., Pickerington, Ohio 43147
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (614) 864-6400
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                       ----------------------------------
                         (Former name or former address,
                          if changed since last report)



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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On June 18, 2003, R. G. Barry Corporation (the "Company") issued a news release announcing that the Company has closed the sale of certain business assets of its Vesture Corporation thermal products subsidiary to a private company led by Vesture Corporation co-founder Byron Owens.

         A copy of the June 18, 2003 news release is furnished as Exhibit 99 hereto and is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) and (b)       Not applicable.

         (c)   Exhibits.

               Exhibit No.           Description
               -----------           -----------
                   99                News Release issued by R.G. Barry
                                     Corporation on June 18, 2003



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        R.G. BARRY CORPORATION



Dated: June 18, 2003                    By: /s/ Gordon Zacks
                                           ---------------------------------
                                             Gordon Zacks
                                             Chairman, President and
                                             Chief Executive Officer



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                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                               Dated June 18, 2003

                             R. G. Barry Corporation


Exhibit No.             Description
-----------             -----------
   99                   News Release issued by R.G. Barry Corporation on
                        June 18, 2003



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